SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]


Check the appropriate box:
[_]  Preliminary proxy statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-12


                              DutchFork Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              DutchFork Bancshares, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:

     N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     N/A
--------------------------------------------------------------------------------
(5)  Total Fee paid:

     N/A
--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     N/A
--------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:

     N/A
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(3)  Filing party:

     N/A
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(4)  Date filed:

     N/A
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


                                December 17, 2001

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of DutchFork Bancshares, Inc. We will hold the meeting at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Wednesday, February 6, 2002 at 2:00 p.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Clifton D. Bodiford, CPA, the Company's independent auditor, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                          Sincerely,


                                          /s/ J. Thomas Johnson
                                          ---------------------
                                          J. Thomas Johnson
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                           DUTCHFORK BANCSHARES, INC.
                                1735 Wilson Road
                         Newberry, South Carolina 29108
                                 (803) 321-3200

                    Notice of Annual Meeting of Stockholders

     On Wednesday, February 6, 2002, DutchFork Bancshares, Inc. will hold its annual meeting of stockholders at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina. The meeting will begin at 2:00 p.m., local time. At the meeting stockholders will consider and act on the following:

     1.   The election of two directors to serve for a term of three years;

     2. The ratification of amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan;

     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors for the Company for the fiscal year ending September 30, 2002; and

     4.   Such other business that may properly come before the meeting.

     NOTE:The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on December 10, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ Robert E. Livingston, III
                                           -----------------------------
                                           Robert E. Livingston, III
                                           Corporate Secretary


Newberry, South Carolina
December 17, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                           DUTCHFORK BANCSHARES, INC.
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of DutchFork Bancshares, Inc. ("DutchFork Bancshares" or the "Company") to be used at the annual meeting of stockholders of the Company. DutchFork Bancshares is the holding company for Newberry Federal Savings Bank ("Newberry Federal" or the "Bank"). The annual meeting will be held at the Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina on Wednesday, February 6, 2002 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about December 17, 2001 to stockholders of record.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your DutchFork Bancshares common stock only if the records of the Company show that you held your shares as of the close of business on December 10, 2001. As of the close of business on December 10, 2001, a total of 1,322,350 shares of DutchFork Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of DutchFork Bancshares common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of DutchFork Bancshares common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and the ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and the ratification of the appointment of Clifton D. Bodiford, CPA will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

     The Board of Directors of DutchFork Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of DutchFork Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of DutchFork Bancshares common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director, FOR ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan and FOR ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your DutchFork Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your DutchFork Bancshares common stock is held "in street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in the Newberry Federal Savings Bank ESOP and 401(k) Plan

     If you participate in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of DutchFork Bancshares common stock through the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you will have received with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the DutchFork Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each plan's trustee is January 30, 2002.


                                 Stock Ownership

     The following table provides information as of December 10, 2001 about the persons known to DutchFork Bancshares to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                    Percent of
                                              Number of            Common Stock
    Name and Address                        Shares Owned           Outstanding
    ----------------                        ------------           -----------

    Newberry Federal Savings Bank             124,844(1)               9.44%
    Employee Stock Ownership Plan
    1735 Wilson Road
    Newberry, South Carolina 29108

    Jeffrey L. Gendell                        139,000(2)               10.51
    200 Park Avenue, Suite 3900
    New York, New York 10166


    SuNOVA Partners, L.P.                      88,700(3)                6.71
    780 Third Avenue
    30th Floor
    New York, New York 10017

-----------------------------
(1) As of December 10, 2001, 3,903 shares had been allocated under the ESOP. The trustee of the ESOP is First Bankers Trust Company. See "Voting and Proxy Procedure - Participants in the Newberry Federal Savings Bank ESOP and 401(k) Plan" for a discussion of the ESOP's voting procedures.

(2) Based on information in a Form 13F filed on November 9, 2001 with the Securities and Exchange Commission,

(3) Based on information in a Schedule 13G filed jointly on March 30, 2001 with the Securities and Exchange Commission, SuNOVA Partners, L.P., SuNOVA Long-Term Opportunity Fund, L.P., SuNOVA Holdings, LLC, SuNOVA Capital, LP, SuNOVA, LLC, Matthew Byrnes and Felice Gelman are deemed to be beneficial owners of 41,300, 35,500, 76,800, 11,900, 11,900, 50,745 and 37,955 of
     these shares, respectively.

     The following table provides information as of December 10, 2001 about the shares of Company common stock that may be considered to be beneficially owned by each nominee for director nominated by the Board of Directors and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                                        Number of
                                                      Shares Owned         Options            Percent of
                                                       (Excluding         Exercisable        Common Stock
Name                                                 Options)(1)(2)      Within 60 Days     Outstanding(3)
----                                                 --------------      --------------     --------------
J. Thomas Johnson                                       37,461(4)            11,640              3.68%
Robert E. Livingston, III                               22,539                  780              1.76
Robert W. Owen                                          15,039                  780              1.20
Steve P. Sligh                                          35,537               11,640              3.52
James E. Wiseman, Jr.                                   27,807(5)               780              2.16
All directors and executive officers as a group
(5 persons)                                            138,383               25,620             12.17


-----------------------------
(1) Includes unvested shares of restricted stock awards held in trust as part of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power, as follows: Messrs. Johnson and Sligh, 15,606 shares and 15,606, respectively and Messrs. Livingston, Owen and Wiseman 3,121 shares; 3,121 shares; and 3,121 shares, respectively.
(2) Includes shares held under the Newberry Federal Savings Bank Director Deferred Compensation Plan, with respect to which the beneficial owner has no voting or investment power, as follows: Messrs. Johnson, Livingston, Owen, Sligh and Wiseman 1,918 shares; 1,918 shares; 1,918 shares; 1,918 shares and 1,918 shares.
(3) Based on 1,322,350 shares of Company common stock outstanding and entitled to vote as of December 10, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(4)  Includes 1,000 shares held by Mr. Johnson's mother.
(5) Includes 2,500 shares held by Mr. Wiseman's mother and 2,768 shares held by Mr. Wiseman's spouse .


                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of five members. Three directors are independent and two are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Dr. Robert E. Livingston, III and Steve P. Sligh, both of whom are currently directors of DutchFork Bancshares and Newberry Federal.

     The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of both nominees.

     Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of September 30, 2001. The indicated period of service as a director includes the period of service as a director of Newberry Federal.

Board Nominees for Election of Directors

     Dr. Robert E. Livingston, III is a board certified Ophthalmologist. Dr. Livingston has served as Corporate Secretary of DutchFork Bancshares and Newberry Federal since February 2000. Age 60. Director since 1993.

     Steve P. Sligh joined Newberry Federal in July 1977. He served as Executive Vice President from 1989 until succeeding Mr. Johnson as President of Newberry Federal in January 2000. Mr. Sligh has served as Treasurer of Newberry Federal since January 2000 and has served as Executive Vice President, Treasurer and Chief Financial Officer of DutchFork Bancshares since February 2000. Age 52. Director since 1993.

Directors Continuing in Office

     The following directors have terms ending in 2003:

     J. Thomas Johnson, Chairman of the Board for both DutchFork Bancshares and Newberry Federal joined Newberry Federal in September 1977 and served as President of Newberry Federal from 1984 until January 2000. Mr. Johnson has served as Chief Executive Officer of Newberry Federal since 1984 and has served as Chief Executive Officer and President of DutchFork Bancshares since February 2000. Age 55. Director since 1980.

     Dr. Robert W. Owen, Vice Chairman of the Board, is a retired pharmacist and business owner. Age 75. Director since 1968.

     The following director has a term ending in 2004:

     Dr. James E. Wiseman,  Jr. is a retired  dentist.  Age 67.  Director  since
1993.

Meetings and Committees of the Board of Directors

     The Company and Newberry Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended September 30, 2001, the Board of Directors of the Company held six regular meetings and one special meeting and the Board of Directors of Newberry Federal held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

     The Audit Committee, consisting of Robert E. Livingston, III, Robert W. Owen and James E. Wiseman, Jr., receives and reviews all reports prepared by the Company's independent auditors. This committee met twice during the year ended September 30, 2001.

     The Compensation Committee, consisting of J. Thomas Johnson, Robert W. Owen and James E. Wiseman, Jr., is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. This committee met once during the year ended September 30, 2001.

     The Executive Committee, consisting of J. Thomas Johnson and Steve P. Sligh, is authorized to act on all matters except as reserved by law to the full Board of Directors. This committee did not meet during the year ended September 30, 2001.

     The Nominating Committee, consisting of the full Board of Directors, selects annually the nominees for election as directors. This committee met once to select management's nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Stockholder Proposals and Nominations."

Directors' Compensation

     Directors' Fees. Each director of Newberry Federal receives a monthly fee of $2,000. The Newberry Federal Savings Bank Director Deferred Compensation Plan offers directors the option of deferring the board fees into the plan. Distributions to the plan are made in the form of Company stock. No separate fees are paid for service on the Company's Board of Directors.

     Incentive Plan. Under the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan which was adopted by the Company's stockholders on February 8, 2001, each non-employee director of the Company received non-statutory stock options to purchase 7,803 shares of common stock at an exercise price of $16.4375, the fair market value of the common stock on February 20, 2001, the date the options were granted. Additionally, on February 20, 2001, non-employee directors were granted stock awards for 3,121 shares. Both the awards and options vest equally over a five-year period. The Board of Directors has amended the Incentive Plan to provide for acceleration of vesting of the options and stock awards upon a change in control of the Company or Bank or, at the discretion of the committee administering the Incentive Plan, upon an optionee's retirement. See "Proposal 2 - Ratification of Amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan" for more information.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the other executive officer of DutchFork Bankshares and Newberry Federal who received a salary and bonus of $100,000 or more during the year ended September 30, 2001.

                                                                           Long-Term Compensation
                                               Annual Compensation (1)             Awards
                                              ---------------------------  ----------------------
                                                                            Restricted   Securities    All Other
                                                                               Stock     Underlying   Compensation
Name and Position                             Year     Salary(2)   Bonus     Awards(3)     Options        (4)
-----------------                             ----     ---------   -----     ---------     -------    ------------

J. Thomas Johnson                             2001     $219,222   $79,175    $256,524      39,014       $27,484
   President and Chief                        2000      202,723    57,707       --           --          30,973
   Executive Officer                          1999      174,533    72,007       --           --          31,527

Steve P. Sligh                                2001     $186,585   $79,175    $256,524      39,014       $18,790
   Executive Vice President,                  2000      170,000    57,707       --           --          16,304
   Chief Financial Officer and                1999      148,180    72,007       --           --          16,654
   Treasurer


-----------------------------
(1) Does not include perquisites and other personal benefits, the aggregate amount of which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2) Salary in 2001 includes board of directors and board committee fees of $24,400 and $24,400 for Mr. Johnson and Mr. Sligh, respectively.
(3) The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in five equal annual installments commencing on February 20, 2002, the first anniversary of the awards. As of September 30, 2001, the market value of the unvested shares of restricted stock held by Messrs. Johnson and Sligh was $788,083 for each individual.
(4) All other compensation in 2001 includes matching and discretionary contributions made under Newberry Federal's 401(k) Plan of $9,741 and $8,109, employer contributions credited under the ESOP of $1,595 and $1,595 and amounts attributable to the benefit of the executive officers pursuant to a split dollar life insurance arrangement of $16,148 and $16,148 for Mr. Johnson and Mr. Sligh, respectively.


Option Grants in Last Fiscal Year

                                                  Percent of Total
                       Number of Securities      Options Granted to
                         Underlying Option          Employees in        Exercise Or
Name                        Granted(1)               Fiscal Year         Base Price      Expiration Date
----                   --------------------      -------------------     ----------      ----------------
J. Thomas Johnson.......       39,014                   20.0%             $16.4375       February 20, 2001
Steve P. Sligh..........       39,014                   20.0%             $16.4375       February 20, 2001


-----------------------------
(1) Options become exercisable in five equal annual installments commencing on February 8, 2002, the first anniversary of the date of grant; provided, however, options will be immediately exercisable if the optionee dies or becomes disabled. The Board of Directors has amended the Incentive Plan to provide for the acceleration of vesting of the options granted upon the change in control of the Company or Bank or, at the discretion of the committee administering the Incentive Plan, upon an optionee's retirement. See "Proposal 2 - Ratification of Amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan" for more information.

Option Value at Fiscal Year End


                                  Number of Securities
                                 Underlying Unexercised               Value of Unexercised
                                      Options/SARs                 In-the-Money Options/SARs
                                   at Fiscal Year-End                at Fiscal Year-End(1)
                                 ----------------------            -------------------------
Name                         Exercisable      Unexercisable     Exercisable        Unexercisable
----                         -----------      -------------     -----------        -------------

J. Thomas Johnson.......         --              39,014              --               $146,790
Steve P. Sligh..........         --              39,014              --               $146,790


---------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2001 ($20.20 per share) less the option exercise price ($16.44 per share). Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.


Employment Agreements

     Effective July 5, 2000, Newberry Federal and DutchFork Bancshares entered into three-year employment agreements with Messrs. Johnson and Sligh.

     Under the employment agreements the current base salaries for Messrs. Johnson and Sligh are $205,400, and $171,000, respectively, which amounts are paid by Newberry Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term of the agreements may be extended for an additional year at the discretion of the Board. The agreements are terminable by Newberry Federal or DutchFork Bancshares at any time, by Messrs. Johnson and Sligh if either executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Messrs. Johnson or Sligh is terminated from employment without cause or upon either executive's voluntary termination following the occurrence of an event described in the preceding sentence, Newberry Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of DutchFork Bancshares or Newberry Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, Mr. Johnson or Mr. Sligh is assigned duties inconsistent with the executive's position, duties, responsibilities and status immediately before such change in control.

     The maximum present value of the severance benefits under the employment agreements is 2.99 times Messrs. Johnson's or Sligh's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under Newberry Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

     The employment agreements restrict Messrs. Johnson's and Sligh's right to compete against DutchFork Bancshares and Newberry Federal for a period of one year from the date of termination of each executive's agreement if he voluntarily terminates employment, except in the event of a change in control.

Executive Life Insurance Program

     In 1995, Newberry Federal entered into split dollar life insurance agreements with Messrs. Johnson and Sligh to provide them with additional life insurance protection. In connection with the agreements, Newberry Federal has acquired life insurance which provides a death benefit of $1.1 million for each officer. Each officer pays the share of the annual premium attributable to the cost of the life insurance coverage they receive under the policies in an amount determined under federal tax law rules. Upon the termination of employment of Messrs. Johnson or Sligh, Newberry Federal will receive a refund of premiums paid with respect to the policies, and the officer will have the option of continuing the policies at their expense. Newberry Federal has paid all required premiums with respect to the policies.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that during the fiscal year ended September 30, 2001, its executive officers, Directors and greater than 10% beneficial owners complied will all applicable filing requirements, except that one report on Form 4 by Mr. Wiseman reporting one transaction was not filed on a timely basis due to administrative error.


                          Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. Newberry Federal's policy is not to make any new loans or extensions of credit to Newberry Federal's executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Newberry Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the board of directors.


   Proposal 2 -- Ratification of Amendments to the DutchFork Bancshares, Inc.
                         2001 Stock-Based Incentive Plan

     The Board of Directors of the Company is presenting certain amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan to stockholders for ratification. Stockholders originally approved the Plan on February 8, 2001. The Board of Directors of the Company adopted the amendments to the Plan on November 20, 2001. The Plan was amended primarily in two respects. First, the amendments clarify that the Company may accelerate or modify the vesting of restricted stock awards and stock options upon a participant's retirement at the discretion of the Committee. Second, the amendments also clarify the Plan provisions providing for accelerated vesting of outstanding restricted stock awards and stock options upon a change in control of the Bank or the Company.

     For purposes of the Plan, a "change in control" of the Bank or the Company generally means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members, or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. The Company also amended the Plan for conforming changes, which do not increase the number of shares available for grant under the Plan, change the eligibility requirements for participation in the Plan, or otherwise alter the type of grants which may be made under the Plan. The following is a summary of all material terms of the Plan.

General

     The Plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of the awards to participants, the number of shares of common stock reserved for awards under the Plan is 218,477 shares, consisting of 156,055 shares reserved for options and 62,422 shares reserved for restricted stock awards. All employees and non-employee directors of the Company as well as its affiliates are eligible to receive awards under the Plan. The Plan is administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the Plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of stock options granted under the Plan, the resulting increase in the number of shares outstanding and will dilute the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards.

The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

Stock Options

     Subject to the terms of the Plan, the Committee has the authority to determine the amount of stock options granted to any individual and the date or dates on which each stock option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, Company common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

     All options granted under the Plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, is eligible to receive non-statutory stock options.

     Termination of Employment or Service. Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled, all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. In the event of Termination for Cause (as defined in the Plan), all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unexercisable options will be canceled. However, the Plan, as amended provides the Committee with the discretion to accelerate or modify the vesting of stock options upon retirement.

     Acceleration Upon a Change in Control. As amended, the Plan clarifies that in the event of a change in control of the Company or the Bank, stock options will immediately become fully vested and shall be exercisable for the term of the stock option, regardless of termination of employment or service;

provided that incentive stock options not exercised within three months of an individual's termination of employment shall not be eligible for incentive treatment for tax purposes.

Restricted Stock Awards

     Subject to the terms of the Plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

     When dividends or other distributions are paid on the commons stock underlying the stock awards, the Committee may elect to pay such dividends and other cash distributions when the stock awards are distributed (i.e., vest) in accordance with the terms of the Incentive Plan. Stock awards are entitled to receive an amount equal to any accumulated cash and stock dividends paid on the common stock underlying the stock award plus earnings thereon minus any required tax withholding amounts. Stock award recipients may direct the voting of shares of common stock granted to them and held in the Incentive Plan Trust, regardless of vesting. Shares of common stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the Incentive Plan trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

     Termination of Employment or Service. Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or in connection with a change in control, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Plan, as amended, provides the Committee with the discretion to accelerate or modify the vesting of stock awards upon retirement.

     Acceleration Upon a Change in Control. As amended, the Plan clarifies that all stock awards immediately vest in the event of a change in control of the Company or the Bank.

Federal Income Tax Treatment

     The following brief description of the material tax consequences of stock option grants and stock awards under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete discussion of the federal income tax consequences.

     Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

     In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of exercise. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, in that the option holder will recognize ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

     Restricted Stock Awards. A participant who has been awarded restricted stock under the Plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and also deductible as such by the Company.

     A recipient of a restricted stock award who, with the permission of the Committee, makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Payment

     Any shares of common stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the common stock. The Committee may use treasury stock or authorized but unissued stock or may direct the market purchase of shares of common stock to satisfy its obligations under the Plan.

Method of Option Exercise

     The Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property, by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendments

     Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

     If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

Non-transferability

     Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

Stockholder Vote

     Stockholders are being requested to ratify all amendments to the Plan. If stockholders fail to ratify Proposal 2, the plan will remain in full force and effect at the discretion of the Company's Board of Directors.

     The Board of Directors recommends that you vote "FOR" ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.


                Proposal 3 -- Ratification of Independent Auditor

     The Board of Directors has appointed Clifton D. Bodiford, CPA to be the Company's independent auditor for the 2002 fiscal year, subject to ratification by stockholders. A representative of Clifton D. Bodiford, CPA is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by stockholders at the annual meeting, the Board of Directors will consider other independent auditors. The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of independent auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2001 by Clifton D. Bodiford, CPA:

     Audit Fees..............................................     $40,000
     Financial information and systems.......................          --
     All other fees*.........................................     $42,339

     --------------
     * Includes fees for tax-related services and assistance with securities filings.

     The Audit Committee believes that the provision of non-audit services by Clifton D. Bodiford, CPA are compatible with maintaining Clifton D. Bodiford, CPA's independence.


                          Report of the Audit Committee

     The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of DutchFork Bancshares' independent auditors, accounting functions and internal controls. The Audit Committee is comprised of three directors, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in DutchFork Bancshares' Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

        Members of the Audit Committee:

        Robert E. Livingston, III
        Robert W. Owen
        James E. Wiseman, Jr.


                      Stockholder Proposals and Nominations

     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than August 19, 2002. If next years annual meeting is held on a date more than 30 calendar days from February 6, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.


                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the
beneficial  owners  of  DutchFork   Bancshares  common  stock.  In  addition  to
soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.


     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 10, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-KSB, without exhibits, for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the close of business on December 10, 2001 upon written request to Robert E. Livingston, III, Corporate Secretary, DutchFork Bancshares, Inc., 1735 Wilson Road, Newberry, South Carolina 29108.

     Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Robert E. Livingston, III
                                           -----------------------------
                                           Robert E. Livingston, III
                                           Corporate Secretary


Newberry, South Carolina
December 17, 2001

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                           DUTCHFORK BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                     February 6, 2002 2:00 p.m., Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of DutchFork Bancshares, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on February 6, 2002, at 2:00 p.m., local time, at Newberry Federal Savings Bank's Training/Meeting Room located at 1735 Wilson Road (entrance facing Alex Avenue), Newberry, South Carolina and at any and all adjournments of the meeting with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

        Dr. Robert E. Livingston, III and Steve P. Sligh

                                                         FOR ALL
                FOR             VOTE WITHHELD            EXCEPT
                ---             -------------            ------
                |_|                  |_|                  |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


     2. The ratification of amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|

     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditor of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2002.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


       Please be sure to sign and date Date this Proxy in the box below.


                                     DATE ________________________________



                                     -------------------------------------
                                     SIGNATURE OF STOCKHOLDER



                                     -------------------------------------
                                     CO-HOLDER (IF ANY) SIGN ABOVE

    Detach above card, sign, date and mail in postage paid envelope provided.
                           DUTCHFORK BANCSHARES, INC.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


IF YOUR ADDRESS HAS CHANGED,
PLEASE CORRECT THE ADDRESS IN
THE SPACE PROVIDED BELOW AND
RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.

 ------------------------------

 ------------------------------

-------------------------------

                    Newberry Federal Savings Bank Letterhead


Dear ESOP Participant:

     On behalf of the Board of Directors of DutchFork Bancshares, Inc. (the "Company"), I am forwarding to you a green vote authorization form for the matters to be voted on at the Annual Meeting of Stockholders of DutchFork
Bancshares, Inc. on February 6, 2002, along with a Notice and Proxy Statement for the Company's Annual Meeting and a Company Annual Report. As a participant in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to instruct the trustee of the ESOP how to vote the shares of Company common stock allocated to your account in the ESOP.

     As a participant in the ESOP, you are entitled to vote all shares of Company common stock allocated to your account as of December 10, 2001. These allocated shares of Company common stock will be voted as directed by you, so long as your instructions are received by the ESOP Trustees by January 30, 2002. The ESOP Trustees, subject to their fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts.

     At this time, in order to direct the voting of the share of Common Stock allocated to your account under the ESOP, please complete and sign the enclosed green vote authorization form and return it in the enclosed postage-paid envelope no later than January 30, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or the Newberry Federal Savings Bank. The votes will be tallied by the ESOP trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

                                   Sincerely,


                                   /s/ J. Thomas Johnson
                                   ---------------------------------------
                                   J. Thomas Johnson
                                   Chairman of the Board and Chief
                                   Executive Officer

Name:
     -----------------------
Shares:
      ----------------------


                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that First BankersTrust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributable to me of DutchFork Bancshares, Inc. (the "Company") common stock under the Newberry Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 6, 2002

     Accordingly, the ESOP trustee is to vote my shares as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

        Dr. Robert E. Livingston, III and Steve P. Sligh

                                                         FOR ALL
                FOR             VOTE WITHHELD            EXCEPT
                ---             -------------            ------
                |_|                  |_|                  |_|


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


     2. The ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2002.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

          The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



          Date                              Signature
              ---------------------                  ---------------------



Please date, sign and return this form in the enclosed postage-paid envelope no later than January 30, 2002.

                    Newberry Federal Savings Bank Letterhead

Dear 401(k) Plan Participant:

     In connection with the Annual Meeting of Stockholders of DutchFork Bancshares, Inc. (the "Company") which is the parent holding company for Newberry Federal Savings Bank (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the DutchFork Bancshares, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the Newberry Federal Savings Bank Employees' Savings and Profit Sharing Plan Trust ("401(k) Plan").

     On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form, provided for the purpose of conveying your voting instructions to the Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of Company common stock held in the 401(k) Plan Trust. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on February 6, 2002 and a DutchFork Bancshares, Inc. Annual Report to Stockholders.

     As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account as of December 10, 2001, the record date for stockholders entitled to vote. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must complete and sign the enclosed yellow vote authorization form and return it in the accompanying postage-paid envelope by January 30, 2002. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company or the Bank.

                                   Sincerely,



                                   /s/ J. Thomas Johnson
                                   -------------------------------------
                                   J. Thomas Johnson
                                   Chairman of the Board, President and Chief
                                   Executive Officer

Name:
     -----------------------
Shares:
      ----------------------

                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the Employer Stock Fund Trustee, is the holder of record and custodian of all shares attributable to me of DutchFork Bancshares, Inc. (the "Company") common stock under the DutchFork Bancshares, Inc. Stock Fund. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 6, 2002.

         Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

     1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

                Dr. Robert E. Livingston, III and Steve P. Sligh

                                                         FOR ALL
                FOR             VOTE WITHHELD            EXCEPT
                ---             -------------            ------
                |_|                  |_|                  |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2. The ratification of the amendments to the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


     3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2002.

                FOR                    AGAINST                  ABSTAIN
                ---                    -------                  -------
                |_|                      |_|                      |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



          Date                              Signature
              ---------------------                  ---------------------


         Please date, sign and return this form in the enclosed postage-paid envelope no later than January 30, 2002.